SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) September 20, 2002
                                                  ------------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



DELAWARE                   File No. 1-8989           13-3286161
--------                   ---------------           ----------
(State or other            (Commission File          (IRS Employer
jurisdiction of            Number)                   Identification
incorporation)                                       Number)



                  383 Madison Avenue, New York, New York 10179
--------------------------------------------------------------------------------
              (Address of principal executive offices) (zip code)



Registrant's telephone number, including area code:    (212) 272-2000
                                                       --------------



                                 Not Applicable
                ------------------------------------------------
          (former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

      Filed herewith is a copy of The Bear Stearns Companies Inc. Press Release, dated September 20, 2002, announcing that the United States Court of Appeals for the Second Circuit overturned a district court decision that upheld a jury verdict awarding Henryk de Kwiatkowski, a former customer of Bear Stearns, approximately $164.5 million in damages and interest in May 2000 and ordered the district court to dismiss the case.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

      (a)   Financial Statements of Businesses Acquired:

            Not applicable.

      (b)   Pro Forma Financial Information:

            Not applicable.

      (c)   Exhibits:

            (99)  Press Release, dated September 20, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/  Marshall J Levinson
                                          --------------------------------------
                                          Marshall J Levinson
                                          Controller
                                          (Principal Accounting Officer)

Dated:  September 26, 2002

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

(99)              Press Release, dated September 20, 2002.